UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) December 17,2001

                              Natexco Corporation
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-32045
                            (Commission File Number)

                                   84-1480636
                       (IRS Employer Identification No.)

                                CIK No. 00107474

 3255 Norfolk Rd, Victoria, BC V8R 6H5 (Address of principal executive offices)
                               V8R 6H5 (Zip Code)

        Registrant's telephone number, including area code: 250-598-2373

           ----------------------------------------------------------
         (Former name or former address, if changed since last report)








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 INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events and Regulation FD Disclosure.

         As of the opening of business on Friday, December 28, 2001, pursuant to written consent of directors that in accordance with Section 78.207 of the Nevada General Corporation Law, the Company shall multiply the authorized shares of common stock by four, from 20,000,000 to 80,000,000 and correspondingly multiply the outstanding shares of common stock by four, from 2,400,000 to 9,600,000




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.


NATEXCO CORPORATION
(Registrant)

Date: December 17, 2001



/s/ Gerald A. Mulhall
(Signature)*

Gerald A. Mulhall, President
*Print name and title of the signing officer under his signature.




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